Exhibit 99.1

NYSE Arca: ERI EMRISE CORPORATION EMRISE CORPORATION A multi-national manufacturer of electronic devices and communications equipment for the aerospace, defense, commercial and industrial markets in North America and Europe May 2009

Safe Harbor Statement, Other Information 2 The matters discussed in this presentation, including any oral comments that accompany the presentation or given in response to questions, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, orders, backlog, financial results, products, and/or other events that have not yet occurred. Actual results may differ materially from those forward-looking statements. Factors that could contribute to such differences include, but are not limited to, variations in forecasted growth rate of markets for the company’s products, changes in EMRISE’s financial condition and financial results, the company’s ability to distinguish itself and it’s products from current and future competitors and those factors contained in the “Risk Factors” Section of the company’s most recent filings with the U.S. Securities and Exchange Commission on Form 10-K and Form 10-Q. Unless otherwise indicated, financial results presented for all periods in this presentation are shown as “from continuing operations” and exclude the financial results for Digitran, which was sold 3/20/09. Digitran results, when included, are presented as “discontinued operations.” May 2009

3 Company Highlights Acquired Advanced Control Components (ACC) 8/08 EMRISE gained access to U.S. defense market Expanded electronic devices product line Includes RF devices for “force protection” and “terrorist interdiction” Accretive 2008 record revenue of $51 million, up 13% from 20071 Positive Adjusted EBITDA2 of $1.4 million for 20081 Sold non-core Digitran switch business 3/20/09 All cash deal – $11.5 million at closing, $500,000 earn out Repaid $10 million of debt used to purchase ACC Cut ongoing interest expense by more than $300,000 per quarter Improved balance sheet, tangible net worth, debt to equity ratio 1Results for Digitran excluded from all periods shown, includes ACC results since Aug ‘08 2Adjusted EBITDA is non-GAAP measure and defined as earnings before interest, taxes, depreciation, amortization, non-cash stock compensation, net other income, loss on early extinguishment of debt and loss on asset impairment, less net gain on discontinued operations

Company Highlights (Cont'd)

- Q1 '09 revenue of $14.2 million, up 34% year-over-year[1]
- Positive adjusted EBITDA of $425,000 for Q1 '09[1]
- Recently cut annualized operating costs by ~$3 million
  - ✓ $2 million at business unit level
  - ✓ $1 million at corporate level with headquarters relocation
- Focused on growing core businesses
  - ✓ Organic growth, acquisitions, alliances
- Principal markets in U.S. and Europe
- Projecting strong year-over-year performance in 2009
  - ✓ 18% revenue growth from continuing operations[1]
  - ✓ Positive Adjusted EBITDA for full year
  - ✓ Profitable for last half 2009

[1]Results for Digitran excluded from all periods shown, includes ACC results since Aug '08

EMRISE CORPORATION

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5 Product, Markets & Opportunities Product categories RF devices and subsystems Power systems Markets Defense Commercial aviation Industrial Primary growth opportunity Global defense “Force protection” and “terrorist interdiction” Business outlook strong despite weak global economy Product categories Network access including timing & synchronization Network test equipment Markets Public & private networks Utility networks Defense networks Primary growth opportunity Edge network timing & synchronization Electronic Devices Communications Equipment

6 Key Customers – Electronic Devices Europe AIRBUS USA

7 Key Customers – Communications Europe USA Taiwan Asia North Africa Public Telephone Networks including: Tunisia, Libya, Algeria, Morocco, Gambia, Côte d’Ivoire, Cameroon, Mauritania

8 Q1 ‘09 Income Statement Highlights (Thousands, except % EPS) Q1 20091 (Unaudited) Q1 20081 (Unaudited) From continuing operations: Revenue, up 34% $ 14,210 $ 10,640 Gross margins 34.9% 32.3% Loss from continuing operations $ (770) $ (1,270) Discontinued operations: Gain on sale of Digitran $ 7,220 - Taxes on gain on sale $ 1,360 - Net income (loss) $ 5,270 $ (900) EPS – fully diluted $ 0.51 $ (0.09) Adjusted EBITDA (non-GAAP measure, see slide 3) $ 425 $ (290) 1Digitran financial results excluded from all periods shown, except those shown for Discontinued operations, Net income (loss) and EPS. Includes results of ACC since Aug ‘08

9 Q1 ‘09 Balance Sheet Highlights (Thousands) Q1 20091 (Unaudited) 12/31/081 Cash and equivalents $ 3,630 $ 3,240 Total assets $ 48,235 $ 53,620 Current ratio 1.33:1 1.33:1 Working capital $ 6,750 $ 7,570 Total debt including both short- and long-term obligations $ *13,245 $ 23,470 Stockholders’ equity $ 17,885 14,004 *Reflects $10 million payment made in March ‘09 to reduce ACC related acquisition debt 1Where applicable, Digitran results have been excluded from periods shown

10 Annual Financial Highlights1,2 Revenue from Continuing Operations Trend 3Does not include impact of future acquisitions or sales of non-core businesses or product lines 1Foreign revenues translated to US dollars from local currencies can be positively or negatively impacted by fluctuations in exchange rates for British pound and Euro in relation to U.S. dollar 2Results for Digitran excluded from all periods shown, includes ACC results since Aug ‘08 $60+ $40 $45 $51 $0 $10 $20 $30 $40 $50 $60 $70 2006 2007 2008 2009E3 ($ in Millions)

2009 Overview: Estimated Revenue $60+ Million1 Europe & Asia Production by Region Electronic Devices Business Segments 11 1Revenue from continuing operations; excludes Digitran revenue 73% 27% 52% 48%

Quarterly Adjusted EBITDA Adjusted EBITDA1,2 (unaudited) 12 2Adjusted EBITDA is non-GAAP measure and defined as earnings before interest, taxes, depreciation and amortization, non-cash stock compensation, net other income, loss on early extinguishment of debt and loss on asset impairment, less net gain on discontinued operations. ($ in thousands) E 1Results for Digitran excluded from all periods shown, includes ACC results since Aug ‘08 $(293) $(109) $607 $1,228 $425 ($500) $0 $500 $1,000 $1,500 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09

13 Corporate Growth Strategies Increase revenue and profitability Accelerate organic growth in core businesses Electronic devices for global defense and commercial applications “Force protection” and “terrorist interdiction” In-flight Entertainment & Communications (IFE&C) systems (currently on plan for 2009, should rebound as economy improves) Edge Network Timing & Synchronization Capitalize on customer base, operations in NA, Europe & Asia Improve gross margins Focus on containment/additional reductions of operating cost Cut interest costs by reducing debt further, replacing lender Strengthen focus on core businesses Acquisitions Alliances

14 Growth Opportunity – ACC Global defense market & commercial market opportunities High performance RF and microwave components for military, aerospace, commercial and instrumentation markets RF devices used in radio controlled IED (RCIED) jamming systems for military $18+ million revenue in first 12 months post-close expected, up from $12 million in prior 12-month period $7 million in new orders for RF devices used in RCIED jamming systems received since August ’08 Significant margin and profit contributions Expanded product offerings for commercial and defense markets EMRISE Federal NOLs provide tax shelter for consolidated income Maximizes net income/EPS, improves cash flow Excellent global growth potential, despite economy RCIED jamming systems in defense, commercial, government markets ACC can enter European markets via EMRISE UK operations

15 Convergence of IP-based networks creating demand for edge network timing equipment Advantages of edge network timing versus central-office timing Homeland Security needs for dispersed edge network timing Accurate timing required for next-generation broadband and mobile phone, data and video traffic Potential for broad proliferation into all communications networks Private networks Public utilities Government and military Deployment of “Next Generation Networks” that include network management protocols Growth Opportunity – Network Timing

16 Stock Information Common shares NYSE Arca: ERI 52-week price range (split adjusted) $0.65 - $3.19 Recent price (5/19/09) $1.43 Average daily trading volume 29,660 Common shares 10.2 million Market capitalization $14.59 million Institutional ownership 20+% Insider ownership (officers, directors) 4%

Investment Thesis Strong top- and bottom-line growth, despite economy Expanded and growing military electronics business RF devices & power systems – U.S., Europe, elsewhere Commercial and government market growth opportunities New edge network timing & synchronization products IFE&C (on plan for 2009, should begin rebound as economy improves) RF devices & power systems Geographically diverse – presence in NA and Europe Large international base of blue-chip customers Long-term contracts, repeat custom product revenue Valued at 0.24X ‘09E sales vs. 0.67X peer group average 17

NYSE Arca: ERI EMRISE CORPORATION EMRISE CORPORATION A multi-national manufacturer of electronic devices and communications equipment for the aerospace, defense, commercial and industrial markets in North America and Europe May 2009